Exhibit 1.1

EXECUTION COPY

PLACER SIERRA BANCSHARES

SHARES OF COMMON STOCK

UNDERWRITING AGREEMENT

January 19, 2006

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

    as Representative of the several Underwriters

c/o Friedman, Billings, Ramsey & Co., Inc.

1001 19th Street North

Arlington, Virginia 22209

Dear Sirs:

Placer Sierra Bancshares, a California corporation (the “Company”), and California Community Financial Institutions Fund Limited Partnership, a California limited partnership (the “Selling Shareholder”), confirm their respective agreements with each of the Underwriters listed on Schedule II hereto (collectively, the “Underwriters”), for whom Friedman, Billings, Ramsey & Co., Inc. is acting as representative (in such capacity, the “Representative”), with respect to (i) the sale by the Selling Shareholder of 5,000,000 shares (the “Initial Shares”) of Common Stock, no par value per share, of the Company (“Common Stock”), and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters in Schedule II hereto, and (ii) the grant by the Selling Shareholder to the Underwriters, acting severally and not jointly, of the option described in Section 1(b) hereof to purchase all or any part of 750,000 additional shares of Common Stock to cover over-allotments (the “Option Shares”), if any to be sold by the Selling Shareholder. The Initial Shares to be purchased by the Underwriters and all or any part of the Option Shares subject to the option described in Section 1(b) hereof are hereinafter called, collectively, the “Shares.”

The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable, subject to applicable law, after this Underwriting Agreement (this “Underwriting Agreement”) has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-3 (No. 333-130252), including a related prospectus for the registration of securities, including the Shares, under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder (the “Securities Act Regulations”). The Company has prepared and filed such amendments to the registration statement and such amendments or supplements to the related prospectus as may have been required to the date hereof, and will file such additional amendments or supplements as may hereafter be required. The registration statement has been declared effective under the Securities Act by the Commission. The registration statement, as amended at the time it was declared effective by the Commission (and, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), such registration statement as so amended) and including all information deemed to be a part of the registration statement pursuant to incorporation by reference, Rule 430B of the Securities Act Regulations or otherwise, is hereinafter called the “Registration Statement.” The term “Base Prospectus” means the prospectus dated December 23, 2005 included in the Registration Statement, including all information incorporated by reference therein. The term “Prospectus Supplement” means the prospectus supplement specifically relating to the Shares in the form first filed with the Commission pursuant to Rule 424 under the Securities Act, including all information incorporated by reference therein. The term “Prospectus” means the Base Prospectus together with the Prospectus Supplement. The term “Preliminary Prospectus” means any preliminary form of the Prospectus in the form filed with the Commission pursuant to Rule 424 of the Securities Act Regulations.

The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

The term “Disclosure Package” means (i) the Base Prospectus and the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein), (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule III hereto, and (iii) any other Free Writing Prospectus (as defined below) that the parties hereto shall hereafter expressly in writing agree to treat as part of the Disclosure Package.

The term “Issuer Free Writing Prospectus” means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations. The term “Free Writing Prospectus” means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.

The Selling Shareholder has executed and delivered a Custody Agreement and an Irrevocable Power of Attorney of the Selling Shareholder in the form attached hereto as Exhibit A (collectively, the “Agreement and Power of Attorney”) pursuant to which the Selling Shareholder has placed the Initial Shares and Option Shares to be sold by it pursuant to this Agreement in custody and appointed the person or persons designated therein with the authority to execute and deliver this Agreement on behalf of the Selling Shareholder and to take certain other actions with respect thereto and hereto.

The Company, the Selling Shareholder and the Underwriters agree as follows:

1. Sale and Purchase:

(a) Initial Shares. Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of $24.765, the Selling Shareholder agrees to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite its name, and each Underwriter agrees, severally and not jointly, to purchase from the Selling Shareholder the number of Initial Shares set forth in Schedule II opposite such Underwriter’s name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b) Option Shares. In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share set forth in Section 1(a), the Selling Shareholder hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from the Selling Shareholder all or any part of the Option Shares, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof. The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time until such date only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representative to the Selling Shareholder (with a copy of the Company) setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the date of payment and delivery for such Option Shares. Any such time and date of delivery (an “Option Closing Time”) shall be determined by the Representative, but shall not be later than three full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of such option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Shares, the Selling Shareholder will sell such Option Shares to the Underwriters, and each of the Underwriters, acting severally and not jointly, will purchase from the Selling Shareholder that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule II opposite the name of such Underwriter bears to the total number of Initial Shares, subject in each case to such adjustments among the Underwriters as the Representative in its sole discretion shall make to eliminate any sales or purchases of fractional shares.

2. Payment and Delivery:

(a) Initial Shares. The Initial Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours’ prior notice to the Selling Shareholder shall be delivered by or on behalf of the Selling Shareholder to the Representative, including, at the option of the Representative, through the facilities of The Depository Trust Company (“DTC”) for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of immediately available funds as follows: (i) $345,000 shall be wire transferred to the account or accounts specified to the Representative by the Company, upon at least forty-eight hours’ prior notice, which amount shall be wire transferred on behalf of the Selling Shareholder to be credited against amounts owed by the Selling Shareholder to the Company pursuant to the Amended and Restated Registration Rights Agreement between the Company and the Selling Shareholder, dated as of May 15, 2004, as amended (the “Registration Rights Agreement”), and (ii) the balance of the purchase price shall be wire transferred to the account or accounts specified to the Representative by the Selling Shareholder, upon at least forty-eight hours’ prior notice. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if pricing occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to in writing by the Representative and the Selling

Shareholder). The time at which such payment and delivery are actually made is hereinafter sometimes called the “Closing Time.”

(b) Option Shares. Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representative may request upon at least forty-eight hours’ prior notice to the Selling Shareholder shall be delivered by or on behalf of the Selling Shareholder to the Representative, including, at the option of the Representative, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of immediately available funds to the accounts specified to the Representative by the Selling Shareholder upon at least forty-eight hours’ prior notice. The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representative in the notice given by the Representative to the Selling Shareholder pursuant to Section 11 hereof of the Underwriters’ election to purchase such Option Shares, but shall not be later than three full business days (or earlier, without the consent of the Selling Shareholder, than two full business days) after the exercise of such option, nor in any event prior to the Closing Time (unless another time and date shall be agreed to in writing by the Selling Shareholder and the Representative). The time at which such payment and delivery are actually made is hereinafter sometimes called the “Date of Delivery.”

3. Representations and Warranties of the Company and the Selling Shareholder:

The Company represents and warrants to the Underwriters that:

(a) the Company has an authorized capitalization as set forth in both the Prospectus and the Disclosure Package; the outstanding shares of capital stock of the Company and each subsidiary listed on Schedule IV hereto (each, a “Subsidiary”) have been duly and validly authorized and issued and are fully paid and non-assessable, and all of the outstanding shares of capital stock (or equivalent equity interests) of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company, free and clear of all liens, encumbrances, equities or claims; except as disclosed in both the Prospectus and the Disclosure Package, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, any such convertible or exchangeable securities or obligations, or any such warrants, rights or options;

(b) the Company and each of the Subsidiaries has been duly incorporated (or organized) and is validly existing as a corporation (or business trust, as applicable) in good standing, to the extent if any, such concept is applicable to such entity, under the laws of its respective jurisdiction of incorporation (or organization) with full corporate (or other applicable organizational) power and authority to own its respective properties and to conduct its respective business as described in each of the Registration Statement, the Prospectus and the Disclosure Package and, in the case of the Company, to execute and deliver this Agreement and to consummate the transactions contemplated herein;

(c) the Company is duly registered as a holding company under the Bank Holding Company Act of 1956, as amended. Placer Sierra Bank (the “Bank”) is a member in good standing of the Federal Reserve System and the deposits held by the Bank are insured by the Federal Deposit Insurance Corporation (“FDIC”) up to legally applicable limits, and no proceedings for the termination or revocation of such insurance are pending or, to the knowledge of the Company, threatened;

(d) the Company and all of the Subsidiaries are duly qualified or licensed and are in good standing in each jurisdiction in which they conduct their respective businesses or in which they own or lease real property or otherwise maintain an office, to the extent such concepts are applicable to such entity except for such failures to be so qualified or licensed would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the assets, business, results of operations, earnings, prospects, properties or condition (financial or otherwise), present or prospective, of the Company and the Subsidiaries taken as a whole (a “Material Adverse Effect”); except as disclosed in both the Prospectus and the Disclosure Package, no Subsidiary (except Placer Statutory Trust II, Southland Statutory Trust I, First Financial Statutory Trust I, First Financial Statutory Trust I and Placer Statutory Trust III (the “Trusts”)) is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s capital stock or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary’s property or assets to the Company or to any other Subsidiary; except as disclosed in both the Prospectus and the Disclosure Package and for collateral securing loan and other advances made by the Bank and securities obtained in connection with the Bank’s realization on collateral, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

(e) the Company and the Subsidiaries are in compliance with all federal, state, local or foreign laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates, applicable to the Company and the Subsidiaries (including, without limitation, all regulations and orders of, or agreements with, the Federal Reserve System (the “FRB”), the FDIC, the California Department of Financial Institutions (“DFI”), the Home Owner’s Loan Act, as amended (“HOLA”), the Equal Credit Opportunity Act, the Fair Housing Act, the Community Reinvestment Act and any applicable state law precluding the denial of credit due to the neighborhood in which a property is situated, the Home Mortgage Disclosure Act, all other applicable fair lending laws or other laws relating to discrimination and the Bank Secrecy Act and Title III of the U.S.A. Patriot Act, the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the California Financial Information Privacy Act), except where any such non-compliance, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect and neither the Company nor any of its Subsidiaries has received any written communication from any governmental authority initiating any investigation into the business or operations of the Company or the Subsidiaries or asserting that the Company or any of its Subsidiaries is not in compliance with any such laws, rules, regulations, orders, decrees and judgments, which assertion has not been rescinded, or which non-compliance has not been cured or resolved, except where such non-compliance, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

(f) neither the Company nor any Subsidiary is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under) (i) its respective organizational documents; or (ii) any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or such Subsidiary is a party or by which any of them or their respective properties is bound, except, in the case of clause (ii) in this subparagraph (f), for such breaches or defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect;

(g) the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated herein will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the organizational documents of the Company or any Subsidiary, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state or local law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any Subsidiary;

(h) this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, liquidation or similar laws relating to or affecting the enforcement of creditors’ rights and remedies, (B) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including without limitation (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing, and (C) public policy; and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

(i) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency (including, without limitation, approvals by or filings with the FDIC, the FRB or the DFI) is required in connection with the Company’s execution, delivery and performance of this Agreement and its consummation of the transactions contemplated herein, other than (a) such as have been obtained or made, or will have been obtained or made at the Closing Time or the relevant Date of Delivery, as the case may be, under the Securities Act and the Securities Act Regulations or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder (the “Exchange Act Regulations”), (b) such as have been obtained or made, or will have been obtained or made at the Closing Time or the relevant Date of Delivery, as the case may be, in connection with the approval of the underwriting terms and arrangements by the National Association of Securities Dealers, Inc. (“NASD”), and (c) such as have been obtained or made, or will have been obtained or made at the Closing Time or the relevant Date of Delivery, as the case may be based on the “blue sky” survey prepared by counsel for the Underwriters, in connection with any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

(j) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in both the Prospectus and the Disclosure Package, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides, except as have already been obtained and are in full force and effect or as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval applicable to the Company or any of the Subsidiaries (which notice has not been rescinded, or which violation, default or revocation has not been cured or resolved, in all material respects) the effect of which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect; and no material license, authorization, consent or approval applicable to the Company or any of its Subsidiaries contains a materially burdensome restriction that is not adequately disclosed in each of the Registration Statement, the Prospectus and the Disclosure Package;

(k) each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are threatened by the Commission, and the Company has complied, to the Company’s knowledge, to the Commission’s satisfaction with any request on the part of the Commission for additional information in connection therewith;

(l) if the Registration Statement is an automatic shelf registration statement as defined in Rule 405 under the Securities Act, the Company is eligible to use the Registration Statement as an automatic shelf registration statement and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement;

(m) the Preliminary Prospectus when filed and the Registration Statement as of each effective date and as of the date hereof complied or will comply, and the Prospectus and any further amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus will, when they have become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations; the Registration Statement as of each effective date and as of the date hereof did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Preliminary Prospectus does not, and the Prospectus and any amendment or supplement thereto will not, as of the applicable filing date, the date hereof and at the Closing Time and on the relevant Date of Delivery (if any), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Registration Statement, the Preliminary Prospectus or the Prospectus, or any amendments or supplements thereto, in reliance upon and in conformity with the information furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use in the Registration Statement, Preliminary Prospectus or the Prospectus or any such amendment or supplement (that information being limited to that described in the penultimate sentence of the first paragraph of Section 9(c) hereof);

(n) as of the date hereof, the Company (i) is subject to the requirement to file reports pursuant to Section 13 or Section 15(d) of the Exchange Act, (ii) has filed all reports and other materials required to be filed by Sections 13(a), 14 or 15(d) of the Exchange Act during the preceding 12 months, (iii) has filed an Annual Report on Form 10-K required under Section 13(a) or 15(d) under the Exchange Act for its most recently completed fiscal year; (iii) is not, and during the past three years was not (nor was any predecessor), (a) a blank check company as defined in Rule 419(a)(2), (b) a shell company, other than a business combination related shell company, each as defined in Rule 405, or (c) a registrant for an offering of penny stock as defined in Rule 3a51-1 of the Exchange Act Regulations, and (iv) makes its periodic and current reports filed pursuant to Section 13 or Section 15(d) of the Exchange Act readily available and accessible on a web site maintained by or for the Company and containing information about the Company; each document incorporated by reference in the Prospectus and the Disclosure Package, when it became effective or was filed with the Commission, as applicable, conformed in all material respects to the requirements of the Securities Act and the Securities Act Regulations, or the Exchange Act and the Exchange Act Regulations, as applicable, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Prospectus and the Disclosure Package or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as applicable, will conform in all material respects to the requirements of the Securities Act and the Securities Act Regulations, or the Exchange Act and the Exchange Act Regulations, as applicable, and will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

(o) as of 10:00 pm (Eastern time) on the date of this Agreement (the “Initial Sale Time”), the Disclosure Package did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, the Disclosure Package will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; as of its issue date or date of first use and at all subsequent times through the Initial Sale Time, each Issuer Free Writing Prospectus did not, and at the time of each sale of Shares and at the Closing Time and each Option Closing Time, each such Issuer Free Writing Prospectus will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Disclosure Package in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use therein (that information being limited to that described in the penultimate sentence of the first paragraph of Section 9(c) hereof);

(p) each Issuer Free Writing Prospectus, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Shares did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, including any document incorporated by reference therein that has not been superceded or modified;

(q) the Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164 and 433 under the Securities Act; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act Regulations has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

(r) except for the Issuer Free Writing Prospectuses identified in Schedule III hereto, and any electronic road show relating to the public offering of shares contemplated herein, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representative, prepare, use or refer to, any Free Writing Prospectus;

(s) the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses (to the extent any such Issuer Free Writing Prospectus was required to be filed with the Commission) delivered to the Underwriters for use in connection with the public offering of the Shares contemplated herein have been and will be identical to the versions of such documents transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T;

(t) there are no actions, suits, proceedings, inquiries or investigations pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state or local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency, which would reasonably be expected to result in a judgment, decree, award or order having a Material Adverse Effect;

(u) the financial statements, including the notes thereto, included in (or incorporated by reference into) each of the Registration Statement, the Prospectus and the

Disclosure Package present fairly the consolidated financial position of the entities to which such financial statements relate (the “Covered Entities”) as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; the financial statement schedules, if any, included in (or incorporated by reference into) the Registration Statement and the amounts in both the Prospectus and the Disclosure Package under the caption “Selected Consolidated Financial Information” fairly present in all material respects the information shown therein and have been compiled on a basis consistent with the financial statements included in (or incorporated by reference into) each of the Registration Statement, the Prospectus and the Disclosure Package; no other financial statements or supporting schedules are required to be included in each of the Registration Statement, the Prospectus or the Disclosure Package and no pro forma financial statements within the meaning of Article 11 of Regulation S-X of the Commission are required to be included in (or incorporated by reference into) the Registration Statement, the Prospectus or the Disclosure Package;

(v) Perry-Smith, LLP (“P&S”) and KPMG, LLP whose reports on the consolidated financial statements of the Company and the Subsidiaries are filed with the Commission as part of the Registration Statement, the Prospectus and the Disclosure Package or are incorporated by reference therein are, and were during the periods covered by such reports, independent public accountants as required by the Securities Act and the Securities Act Regulations and are registered with the Public Company Accounting Oversight Board;

(w) subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, and except as may be disclosed in the Registration Statement, the Prospectus or the Disclosure Package, there has not been (A) any Material Adverse Effect or any development that would reasonably be expected to result in a Material Adverse Effect, whether or not arising in the ordinary course of business, (B) any transaction that is material to the Company and the Subsidiaries taken as a whole, contemplated or entered into by the Company or any of the Subsidiaries, (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and the Subsidiaries taken as a whole or (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock;

(x) when delivered as contemplated by this Agreement, the Shares to be sold by the Selling Shareholder will conform in all material respects to the description thereof contained in the Registration Statement, the Prospectus and the Disclosure Package;

(y) except as provided in the Registration Rights Agreement, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act in connection with the offer and sale of the Shares and all registration rights held by the Selling Shareholder are fairly summarized in the Prospectus and the Disclosure Package;

(z) the Company has not taken directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(aa) neither the Company nor, to the Company’s knowledge, any of its controlled affiliates (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act and the Exchange Act Regulations, or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the NASD’s By-laws) any member firm of the NASD;

(bb) the Company has not relied upon the Representative or legal counsel for the Representative for any legal, tax or accounting advice in connection with the offering except with respect to the qualification of the Shares under the blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

(cc) any certificate signed by any officer of the Company or any Subsidiary that is required to be delivered to the Representative or counsel for the Underwriters pursuant to this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to any matters concerning the Company or any Subsidiary covered thereby;

(dd) the form of certificate used to evidence the Common Stock complies in all material respects with all applicable requirements of the California General Corporation Law, the requirements of the Nasdaq National Market, if any, and any applicable requirements of the organizational documents of the Company;

(ee) the Company and the Subsidiaries have valid title to all real property, if any, and valid title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in the Prospectus and the Disclosure Package or such as do not materially and adversely affect the value to the Company or such Subsidiaries of such property or interfere in any material respect with the use made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases in any material respect;

(ff) the descriptions in each of the Registration Statement, the Prospectus and the Disclosure Package of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be disclosed, and there are no legal or governmental proceedings, contracts, leases, or other documents of a character required to be described in the Registration Statement, the Prospectus or the Disclosure Package or to be filed as exhibits to the Registration Statement which are not so described or filed; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in the Prospectus and the Disclosure Package are valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable against the Company or such Subsidiary in accordance with their respective terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, liquidation or similar laws relating to or affecting the enforcement of creditors’ rights and remedies, (B) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including without limitation (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing, and (C) public policy.

(gg) the Company and each Subsidiary owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights, software and design licenses, trade secrets, and other intangible property rights and know-how (collectively “Intangibles”) necessary to entitle the Company and each Subsidiary to conduct its business as described in the Prospectus and the Disclosure Package, and neither the Company nor any Subsidiary has received any notice of infringement of or conflict with (and, the Company does not know of any such infringement of or conflict with) asserted rights of others with respect to any Intangibles which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(hh) the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions relating to the business of the Company and the Subsidiaries are executed in accordance with management’s general or specific authorizations; (ii) such transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (iii) access to assets of the Company or a Subsidiary is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for such assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(ii) (x) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared, (ii) have been evaluated for effectiveness as of the end of the last fiscal period covered by the Registration Statement, and (iii) are effective in all material respects to perform the functions for which they were established, and (y) the Company is not aware of (a) any significant deficiency or material weakness in the design or operation of its internal controls over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information to management and the Company’s board of directors, or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. Since the most recent evaluation of the Company’s disclosure controls and procedures described above, there have been no significant changes in internal control over financial reporting or in other factors that could significantly affect internal control over financial reporting;

(jj) each of the Company and the Subsidiaries has filed on a timely basis all necessary federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes shown as due thereon, other than those for which appropriate extensions have been availed of and/or those presently payable without penalty or interest or presently being contested in good faith, by appropriate processing diligently conducted for which reserves or other appropriate provision, if any, as required by GAAP, have been made; and no tax deficiency has been asserted against any such entity, nor does the

Company know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, would materially and adversely affect the assets, business, results of operations, earnings, prospects or condition (financial or otherwise), present or prospective, of any such entity, respectively;

(kk) each of the Company and the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed to be adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses, including, but not limited to, insurance covering real and personal property owned or leased by the Company and the Subsidiaries against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, all of which insurance is in full force and effect;

(ll) neither the Company nor any of the Subsidiaries is in violation, or has received notice of any violation with respect to, any applicable environmental, safety or similar law applicable to the business of the Company or any of the Subsidiaries, and the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses, and are in compliance with all terms and conditions of any such permit, license or approval, except for any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(mm) neither the Company nor any Subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, or any applicable federal or state wages and hours law, or any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which would reasonably be expected to have a Material Adverse Effect;

(nn) neither the Company nor any of the Subsidiaries is a party to or subject to any order, decree, agreement, memorandum of understanding, supervisory letter or similar arrangement (other than those of general applicability) with any applicable governmental authority charged with the supervision or regulation of depository institutions or engaged in the insurance of deposits (including the FDIC) or the supervision or regulation of it or any of the Subsidiaries, and neither the Company nor any of the Subsidiaries has been advised in writing by any such governmental authority (nor does the Company have knowledge) that such governmental authority is contemplating issuing or requesting any such order, decree, agreement, memorandum of understanding, supervisory letter or similar arrangement;

(oo) the Company and each of the Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any of the Subsidiaries would have any liability which would reasonably be expected to have a Material Adverse Effect; the Company and each of the Subsidiaries have not incurred and nothing has occurred, which would cause them to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (“Code”); and each “pension plan” for which the Company and each of its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects;

(pp) neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or any of the Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation in any material respect of any law, rule or regulation or of a character required to be disclosed in the Prospectus or the Disclosure Package;

(qq) all securities issued by the Company, any of the Subsidiaries or any trusts established by the Company or any Subsidiary, have been issued and sold in compliance in all material respects with the registration or qualification requirements of all applicable federal and state securities laws or exemptions therefrom;

(rr) to the knowledge of the Company, except as otherwise disclosed in the Prospectus and the Disclosure Package or in the Phase I Environmental Audits or Phase II Environmental Audits previously delivered to the Underwriter (the “Audits”), (i) neither the Company nor any of the Subsidiaries at any time or any other party has at any time, handled, stored, treated, transported, manufactured, spilled, leaked, or discharged, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to or from real property owned by the Company or any of the Subsidiaries, other than by any such action taken in compliance in all material respects with all applicable Environmental Statutes (as hereinafter defined) or by the Company, any of the Subsidiaries or any other party in connection with the ordinary use of residential, retail or commercial properties owned by the Company or any of the Subsidiaries; (ii) the Company does not intend to use the real property owned by it or any of the Subsidiaries for the purpose of handling, storing, treating, transporting, manufacturing, spilling, leaking, discharging, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials other than by any such action taken in compliance in all material respects with all applicable Environmental Statutes or by the Company, any of the Subsidiaries or any other party in connection with the ordinary use of residential, retail or commercial properties owned by the Company or any of the Subsidiaries; (iii) the Company does not know of any seepage, leak, discharge, release, emission, spill, or dumping of Hazardous Materials into waters on or adjacent to the real property owned by the Company which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (iv) neither the Company, nor any of the Subsidiaries has received any written notice of, or has any knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to a claim under or pursuant to any federal, state or local environmental statute or regulation or under common law, pertaining to Hazardous Materials on or originating from any of the real property owned by the Company or a Subsidiary, including without limitation a claim under or pursuant to any Environmental Statute (hereinafter defined) which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; (v) none of the real property owned by the Company or any of the Subsidiaries is included on the National

Priorities List issued pursuant to CERCLA (as hereinafter defined) by the United States Environmental Protection Agency (the “EPA”);

As used herein, “Hazardous Material” shall include, without limitation any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, toxic substances, or related materials, asbestos or any hazardous material as defined by any federal, state or local environmental law, ordinance, rule or regulation including without limitation the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Sections 9601-9675 (“CERCLA”), the Hazardous Materials Transportation Act, as amended, 49 U.S.C. Sections 1801-1819, the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Sections 6901-6992K, the Emergency Planning and Community Right-to-Know Act of 1986, 42 U.S.C. Sections 11001-11050, the Toxic Substances Control Act, 15 U.S.C. Sections 2601-2671, the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. Sections 136-136y, the Clean Air Act, 42 U.S.C. Sections 7401-7642, the Clean Water Act (Federal Water Pollution Control Act), 33 U.S.C. Sections 1251-1387 and the Safe Drinking Water Act, 42 U.S.C. Sections 300f-300j-26, as any of the above statutes may be amended from time to time, and in the regulations promulgated pursuant to each of the foregoing (individually, an “Environmental Statute”);

(ss) in connection with the offering and sale of the Shares, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act; except for the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, the Company has not distributed and will not distribute any offering or other solicitation material for the offer and sale of the Shares, without the approval of the Representative;

(tt) the Company has complied and will comply with all the provisions of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida); and neither the Company nor any of the Subsidiaries or affiliates does business with the government of Cuba or with any person or affiliate located in Cuba;

(uu) the Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated;

(vv) no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, shareholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement, the Prospectus or the Disclosure Package and which is not so described. There are no outstanding loans, extensions of credit, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company or any Subsidiary to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement, the Prospectus and the Disclosure Package or that are not in violation of Section 402 of the Sarbanes-Oxley Act;

(ww) neither the Company nor any of the Subsidiaries is an “investment company” or an entity “controlled” by an “investment company”, as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(xx) there are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or any of the Subsidiaries which are likely to have, individually or in the aggregate, a Material Adverse Effect;

(yy) the Company, the Subsidiaries and, to the knowledge of the Company, any of the officers and directors of the Company and the Subsidiaries, in their capacities as such, are, and at the Closing Time and any Option Closing Time will be, in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder; and

(zz) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is quoted on the Nasdaq National Market. The Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the Commission or the Nasdaq National Market is contemplating terminating such registration or listing.

The Selling Shareholder represents and warrants to the Underwriters that:

(a) the Selling Shareholder has full power and authority to enter into this Agreement and the Agreement and Power of Attorney. Each of the Agreement and Power of Attorney and this Agreement has been duly authorized, executed and delivered by or on behalf of the Selling Shareholder and constitutes a valid and binding agreement of the Selling Shareholder and is enforceable against the Selling Shareholder in accordance with the terms thereof and hereof, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, liquidation or similar laws relating to or affecting the enforcement of creditors’ rights and remedies, (B) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including without limitation (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing, and (C) public policy; and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

(b) the Selling Shareholder now has, and at the Closing Time or the applicable Option Closing Time will have, (i) good and marketable title to the Shares to be sold by such Selling Shareholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Agreement and Power of Attorney), and (ii) full legal right and power and all authorizations and approvals required by law to sell, transfer and deliver such Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by the Selling Shareholder herein. Upon the delivery of and payment for such Shares hereunder, the Selling Shareholder will deliver good and marketable title thereto, free and clear of any pledge, lien, encumbrance, security interest or other claim (other than any pledge, lien, encumbrance, security interest or other claim created by any of the Underwriters or against any of the Underwriters by any third party);

(c) at the Closing Time or the applicable Option Closing Time, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by the Selling Shareholder to the Underwriters hereunder will have been fully paid or provided for by the Selling Shareholder and all laws imposing such taxes will have been fully complied with;

(d) the performance of this Agreement and the consummation of the transactions contemplated herein will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the limited partnership agreement of the Selling Shareholder, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Selling Shareholder is a party or by which it or its properties may be bound or affected, or under any federal, state or local law, regulation or rule, or any decree, judgment or order applicable to the Selling Shareholder; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Selling Shareholder;

(e) no approval, authorization, consent or order of or filing with any federal, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the Selling Shareholder’s execution, delivery and performance of this Agreement, its consummation of the transactions contemplated hereby, and its sale and delivery of the Initial Shares, other than (i) such as have been obtained or made, or will have been obtained or made at the Closing Time, from the NASD or under the Securities Act and the Securities Act Regulations, and under the Exchange Act and the Exchange Act Regulations, (ii) such approvals as have been obtained or made, or will have been obtained at the Closing Time, (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Initial Shares are being offered by the Underwriters and (iv) such filings as may be required to be made by the Selling Shareholder with the FRB following its sale of Shares;

(f) the Selling Shareholder (i) has carefully reviewed the representations and warranties of the Company contained in the Agreement and has no reason to believe that that the representations and warranties are untrue or incorrect, (ii) has reviewed the Registration Statement, the Prospectus and the Disclosure Package and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement, the Prospectus or the Disclosure Package which has had, individually or in the aggregate, a Material Adverse Effect, or may, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect and (ii) is not prompted to sell Shares by any information concerning the Company which is not set forth in the Registration Statement, the Prospectus or the Disclosure Package;

(g) all material information with respect to the Selling Shareholder contained in the Registration Statement, the Prospectus and the Disclosure Package (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto) and made in reliance upon and in conformity with information furnished in writing by the Selling Shareholder to the Company expressly for use in the Registration Statement, the Prospectus or the Disclosure Package contains and will contain all statements of material fact required to be stated therein in accordance with the Securities Act and the Securities Act Regulations, and does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading;

(h) other than as permitted by the Securities Act and the Securities Act Regulations, the Selling Shareholder has not distributed and will not distribute any Free Writing Prospectus, preliminary prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares; and the Selling Shareholder has not taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result in, under the Securities Act, the Securities Act Regulations or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(i) the Shares to be sold hereunder by the Selling Shareholder have been placed in custody, for the purpose of making delivery of such Shares under this Agreement and under the Agreement and Power of Attorney, pursuant to which Wells Fargo Bank, N.A., the Company’s registrar and transfer agent, has been appointed as custodian (the “Custodian”) for the Selling Shareholder; the Selling Shareholder agrees that the Shares held in custody for the Selling Shareholder under the Agreement and Power of Attorney are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Underwriters, the Selling Shareholder and the Company; that, subject to the terms of the Custody Agreement, the arrangements made by the Selling Shareholder for such custody and the appointment of the Custodian by the Selling Shareholder are irrevocable; that the obligations of the Selling Shareholder hereunder shall not be terminated by operation of law, whether by the dissolution or liquidation of the Selling Shareholder or the occurrence of any other event affecting the Selling Shareholder; and that, if the Selling Shareholder should be dissolved or be liquidated or if any other such event should occur before the delivery of the Shares hereunder, such Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and actions taken by the Custodian pursuant to the Agreement and Power of Attorney shall be as valid as if such dissolution, liquidation or other event had not occurred, regardless of whether or not the Custodian, shall have received notice thereof;

(j) the Selling Shareholder has not relied upon the Representative or legal counsel for the Representative for any legal, tax or accounting advice in connection with the offering and sale of such Selling Shareholder’s Shares;

(k) except as disclosed in the Prospectus and the Disclosure Package, the Selling Shareholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement;

(l) the Selling Shareholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Selling Shareholder to the Underwriters pursuant to this Agreement; and the Selling Shareholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus;

(m) except as otherwise disclosed to the Underwriters in writing, the Selling Shareholder is not a member of or an affiliate of or associated with any member of the NASD; and

(n) the Selling Shareholder acknowledges that each of the Underwriters and, for purposes of the opinions to be delivered to the Underwriters pursuant to Section 6 hereof, counsel to the Underwriters, will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

4. Certain Covenants:

The Company hereby agrees with each Underwriter:

(a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representative may designate and to maintain such qualifications in effect as long as requested by the Representative for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state (except service of process with respect to the offering and sale of the Shares) or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject;

(b) if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause such post-effective amendment to become effective as soon as reasonably practicable and will advise the Representative promptly and, if requested by the Representative, will confirm such advice in writing, when such post-effective amendment has become effective;

(c) to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m. (New York City time), on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree to in writing and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree to in writing to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

(d) to advise the Representative promptly, and (if requested by the Representative) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

(e) to furnish a copy of each proposed Free Writing Prospectus to the Representative and counsel for the Underwriters and obtain the consent of the Representative prior to referring to, using or filing with the Commission any Free Writing Prospectus pursuant to Rule 433(d) under the Securities Act, other than the Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto;

(f) to comply with the requirements of Rules 164 and 433 of the Securities Act Regulations applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable;

(g) to advise the Representative promptly, and (if requested by the Representative) to confirm such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes, and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; and to advise the Representative promptly of any proposed amendment or supplement to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, and to file no such amendment or supplement to which the Representative shall reasonably object in writing;

(h) to advise the Underwriters promptly of the happening of any event or development known to the Company within the time during which a Prospectus relating to the Shares (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is required to be delivered under the Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Representative or counsel for the Underwriters, (i) would require the making of any change in the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) as a result of which any Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Shares, or (iii) if it is necessary at any time to amend or supplement the Prospectus or the Disclosure Package to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company’s own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representative may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is so delivered, be misleading or , in the case of any Issuer Free Writing Prospectus, conflict with the information contained in the Registration Statement, or so that the Prospectus or the Disclosure Package will comply with the law;

(i) to file as promptly as reasonably practicable with the Commission any amendment to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus that may be requested by the Commission or that, in the judgment of the Company or of the Representative, is required by the Securities Act;

(j) prior to filing with the Commission any amendment to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, to furnish a copy thereof to the Representative and counsel for the Underwriters and obtain the consent of the Representative to the filing;

(k) to furnish promptly to the Representative a signed copy (which does not need to be an original signed copy) of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith) and such number of conformed copies of the foregoing as the Representative may reasonably request;

(l) to furnish to the Representative, not less than two business days before filing with the Commission, during the period referred to in paragraph (h) above, a copy of any document proposed to be filed with the Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and during the period of five years hereafter to file all such documents in the manner and within the time periods required by the Exchange Act and the Exchange Act Regulations;

(m) to make generally available to its security holders and to deliver to the Representative as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations), covering a period of 12 months beginning after the effective date of the Registration Statement;

(n) to use its best efforts to maintain the quotation of the Shares on the Nasdaq National Market or a registered securities exchange;

(o) to maintain, at its expense, a registrar and transfer agent for the Shares;

(p) to refrain during a period of 60 days from the date of the Prospectus, without the prior written consent of the Representative, from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring (or entering into any transaction or device which is designed to, or could be expected to, result in the disposition by any person at any time in the future of), any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing, or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequences of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (A) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion or exchange of the Security outstanding on the date hereof and referred to in the Prospectus, (B) any shares of Common Stock issued or options or rights to purchase Common Stock granted pursuant to existing employee benefit plans of the Company referred to in the Prospectus, (C) any Shares of Common Stock issued pursuant to any dividend reinvestment plan or director stock plan, or (D) any shares of Common Stock issued as consideration in connection with any acquisition of all or substantially all of the stock or assets of any other entity (provided that, if the Company registers the resale for any such shares under the Securities Act by the recipients thereof, it shall not request effectiveness of such resale registration for a date prior to the expiration of such 60-day period, or (E) the filing of a registration statement on Form S-8, any actions taken to have the registration statement on Form S-8 become effective under the Securities Act and any offers or sales of securities in connection with such registration statement.

(q) not to, and to use its reasonable best efforts to cause its officers, directors and controlled affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person (other than the Underwriters) any compensation for soliciting any order to purchase any other securities of the Company;

(r) to cause the Selling Shareholder and each executive officer and director of the Company to furnish to the Representative, prior to the first Date of Delivery, a letter or letters, substantially in the form of Exhibit B hereto;

(s) if at any time during the 90-day period after the date of the Prospectus, any rumor, publication or event relating to or affecting the Company shall occur as a result of which, in the reasonable opinion of the Representative, the market price of the Common Stock has been or is likely to be materially affected (regardless of whether such rumor, publication or event necessitates a supplement to or amendment of the Prospectus) and after written notice from the Representative advising the Company to the effect set forth above, to forthwith prepare, consult with the Representative concerning the substance of, and disseminate a press release or other public statement, reasonably satisfactory to the Representative, responding to or commenting on such rumor, publication or event; and

(t) that the Company will comply with all the undertakings in the Registration Statement.

The Selling Shareholder hereby agrees with each Underwriter:

(u) to deliver to the Representative prior to the Closing Time a properly completed and executed United States Treasury Department Form W-8 (if the Selling

Shareholder is a non-United States person, within the meaning of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”) or Form W-9 (if the Selling Shareholder is a United States person, within the meaning of the Code);

(v) to furnish to the Representative, prior to the Closing Time, a letter or letters, substantially in the form of Exhibit B hereto;

(w) if, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus and the Disclosure Package has been completed, as determined by the Representative, the Selling Shareholder has knowledge of the occurrence of any event as a result of which the Registration Statement, as then amended or supplemented, would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus or the Disclosure Package, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, such Selling Stockholder will promptly notify the Company and the Representative;

(x) to deliver to the Company or the Underwriters such documentation as the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions of this Agreement;

(y) to pay when required by law all stock transfer or other taxes which are required to be paid in connection with the sale and transfer of the Initial Shares to be sold by such Selling Shareholder to the Underwriters hereunder; and

(z) to perform the obligations of the Selling Shareholder under the Agreement and Power of Attorney;

(aa) to not prepare or have prepared on its behalf or use or refer to any Free Writing Prospectus and to not distribute any written materials in connection with the offer or sale of the Shares; and

(bb) not to, and to use its reasonable best efforts to cause its officers, directors and controlled affiliates not to, (i) take, directly or indirectly prior to the earlier of 30 days after the date of this Agreement or three full business days after the Underwriters exercise in full the option to purchase the Option Shares, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person (other than the Underwriters) any compensation for soliciting any order to purchase any other securities of the Company.

5. Payment of Expenses:

(a) The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and Issuer Free Writing Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon such sale, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representative have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) filing for review of the public offering of the Shares by the NASD (including the legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto), (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with the admission of the Shares for trading on the Nasdaq National Market, (viii) making road show presentations with respect to the offering of the Shares, and (ix) the performance by or on behalf of the Company of the Company’s other obligations hereunder. Upon the request of the Representative, the Company will provide funds in advance for filing fees.

(b) The Company agrees to reimburse the Representative for its actual out-of-pocket expenses in connection with the performance of its activities under this Agreement including, but not be limited to, (i) costs such as printing, facsimile, courier service, direct computer expenses, accommodations and travel, and (ii) the fees and expenses of the Underwriters’ outside legal counsel; provided, however, that reimbursement for fees and expenses of Underwriter’s outside legal counsel is limited to $100,000; provided further, that the parties agree that reimbursement of fees and expenses of Underwriter’s outside legal counsel excludes fees and expenses of any other advisors, accountants, appraisers, etc. (other than the fees and expenses of counsel with respect to state securities or blue sky laws and review of the public offering of the Shares by the NASD, all of which shall be reimbursed by the Company pursuant to the provisions of subsection (a) above and are not subject to the reimbursement limitation set forth in this subsection (b)(ii)).

(c) The Company agrees with each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of the Selling Shareholder’s obligations under this Agreement which are otherwise specifically provided for herein, including but not limited to, (i) subject to the terms of the Registration Rights Agreement, fees and expenses of counsel for the Selling Shareholder, (ii) fees and expenses of the Custodian; provided however, that the foregoing shall include taxes incident to the sale and delivery of the Shares to be sold by the Selling Shareholder to the Underwriters hereunder (which taxes, if any, may be deducted by the Custodian) and underwriting discounts and commissions and fees and expenses of counsel for the Selling Shareholder in excess of the amount or amounts specified in the Registration Rights Agreement, which the Selling Shareholder agrees to pay.

(d) If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Selling Shareholder to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Selling Shareholder shall be unable to perform its or their obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all actual out-of-pocket expenses described in subsection (b) above plus the reasonable fees and disbursements of Underwriters’ counsel and any other advisors, accountants, appraisers, etc. reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein; provided, however, that the Company shall not be responsible under this Section 5 for the payment of any costs or expenses incurred by any Underwriter in connection herewith if the transactions contemplated hereby are not consummated as a result of a breach of this Agreement by such Underwriter.

6. Conditions of the Underwriters’ Obligations:

(a) The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or on the relevant Date of Delivery (if any), are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholder hereunder on the date hereof, at the Closing Time and on such Date of Delivery, as applicable, and the performance by the Company and the Selling Shareholder of their respective obligations hereunder and under the Agreement and Power of Attorney, and to the satisfaction of the following further conditions at the Closing Time or on such Date of Delivery, as applicable.

(b) The Company shall furnish to the Underwriters and the Selling Shareholder at the Closing Time and on the relevant Date of Delivery an opinion of Manatt, Phelps & Phillips, LLP, counsel for the Company, addressed to the Underwriters and the Selling Shareholder and dated the Closing Time and such Date of Delivery and in form and substance reasonably satisfactory to Morrison & Foerster LLP, counsel for the Underwriters, stating that:

(i) the Company has an authorized capitalization as set forth in both the Prospectus and the Disclosure Package under the caption “Capitalization”; the Shares have been duly and validly authorized and issued and, to the knowledge of such counsel, are fully paid and non-assessable; to such counsel’s knowledge based solely on its visual examination (without further independent investigation) of the minute books of meetings of the Board of Directors of the Company and Placer Sierra Bank (the “Bank”), except as disclosed in both the Prospectus and the Disclosure Package, there are no outstanding (i) securities or obligations of the Company or the Bank convertible into or exchangeable for any capital stock of the Company or the Bank, (ii) warrants, rights or options to subscribe for or purchase from the Company or the Bank any such capital stock or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or the Bank to issue any shares of capital stock, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

(ii) each of the Company and the Bank has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, with the requisite corporate power and authority to own its respective properties and to conduct its respective business as described in both the Prospectus and the Disclosure Package and, in the case of the Company, to execute and deliver this Agreement and to consummate the transactions described in this Agreement; to such counsel’s knowledge, based solely upon an examination of certificates of government officials and agencies without further independent investigation, and without expressing an opinion as to the laws of the States of Delaware or Connecticut applicable to business trusts, each of the Trusts has been duly organized and is validly existing as a business trust in good standing under the laws of its respective jurisdiction of organization to the extent, if any, such concept is applicable thereto, with the requisite power and authority to own its respective properties and to conduct its respective business;

(iii) the Company is duly registered as a holding company under the Bank Holding Company Act of 1956, as amended. The Bank is (based solely on such counsel’s visual examination of certificates of the Company and government officials and agencies without further independent investigation) a member in good standing of the Federal Reserve System and is a member of the Federal Home Loan Bank of San Francisco and the deposits held by the Bank, to the extent such deposits can be insured, are insured by the FDIC up to legally applicable limits;

(iv) the Company and the Bank are duly qualified or licensed and (based solely on such counsel’s examination of certificates of the Company and government officials and agencies without further independent investigation) are in good standing in each jurisdiction in which they conduct their respective business, own or lease real property or maintain an office, and in which such qualification is necessary, to the extent, if any, such concepts are applicable to such entity; to the knowledge of such counsel, other than as disclosed in both the Prospectus and the Disclosure Package, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other entity other than the Subsidiaries and capital stock or equity interests held by the Company or a Subsidiary as investments in the ordinary course of its business;

(v) neither the Company nor the Bank, nor, to such counsel’s knowledge, any of the Trusts is in violation of any term or provision of its organizational documents;

(vi) the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated by this Agreement do not and will not (A) violate or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) any provisions of the certificate or articles of incorporation, by-laws or declaration of trust, as applicable, of the Company or any Subsidiary, (ii) to the knowledge of such counsel any provision of any loan, credit or other agreement or instrument, which has been filed as an exhibit to or incorporated by reference into the Registration Statement to which the Company or any Subsidiary is a party or by which any of them or their respective properties or assets may be bound (each a “Material Agreement”), (iii) any law or regulation binding upon or applicable to the Company or the Bank or any of their respective properties or assets, which in such counsel’s experience is normally applicable to transactions of the type contemplated by this Agreement, or (iv) to such counsel’s knowledge, any decree, judgment or order applicable to the Company or the Bank is subject, except in the case of clause (ii), (iii) and (iv), for such violations, breaches or defaults as would not, individually or in the aggregate, reasonably be expected to have a material and adverse effect on the transactions contemplated by this Agreement; or (B) except as contemplated by this Agreement result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or assets of the Company or the Subsidiaries;

(vii) this Agreement has been duly authorized, executed and delivered by the Company;

(viii) no approval, authorization, consent or order of or filing with any federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated herein, other than such as (A) are required pursuant to Sections 13(d) and 16 of the Exchange Act and related Exchange Act Regulations, (B) have been obtained or made (1) under the Securities Act and the Securities Act Regulations and the Exchange Act and Exchange Act Regulations, and (2) in connection with the approval of the underwriting terms and arrangements by the NASD, and (C) shall have been obtained or made prior to the Date of Delivery, and except that such counsel need express no opinion as to any necessary registration qualification or other action under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

(ix) to such counsel’s knowledge, each of the Company and the Bank has all necessary material licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state or local law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required to conduct their respective businesses as described in both the Prospectus and the Disclosure Package and to such counsel’s knowledge, neither the Company nor the Bank is in violation of, in default under, or has received any written notice regarding a possible violation, default or revocation of any such material license, authorization, consent or approval or any federal, state or local law, regulation or decree, order or judgment applicable to the Company or the Bank, which, individually or in the aggregate, would reasonably be expected to have a material and adverse effect on the transactions contemplated by this Agreement;

(x) the Company is not subject to registration as an investment company under the Investment Company Act of 1940, as amended, and the transactions contemplated by this Agreement will not cause the Company to become an investment company subject to registration under such Act;

(xi) the statements under the caption “Description of Capital Stock,” in both the Prospectus and the Disclosure Package, insofar as such statements purport to summarize the legal matters referred to therein, fairly present, in all material respects, such legal matters;

(xii) except as set forth in this Agreement and except as set forth in the Registration Rights Agreement, to such counsel’s knowledge, there are no holders of securities of the Company who, by reason of the execution by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, have the right to request or demand that the Company register securities held by them under the Securities Act;

(xiii) the form of certificate used to evidence the outstanding Common Stock complies in all material respects with all applicable requirements of the California General Corporation Law and any applicable requirements of the articles of incorporation and by-laws of the Company and the requirements of the Nasdaq National Market;

(xiv) the Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement has been issued and, to such counsel’s knowledge, no proceedings with respect thereto have been commenced;

(xv) as of the effective date of the Registration Statement, the Registration Statement, the Base Prospectus and the Prospectus (except as to the financial statements and notes and schedules thereto and other financial and, numerical, statistical and accounting data contained therein or omitted therefrom and except as to any statement contained in the Registration Statement, the Base Prospectus or the Prospectus in reliance upon and in conformity with the information furnished in writing by or on behalf of the Underwriters through the Representative to the Company expressly for use in the Registration Statement, the Base Prospectus or the Prospectus, as to which such counsel need express no opinion (collectively, “Excluded Information”)) complied as to form in all material respects with the requirements of the Securities Act and the applicable Securities Act Regulations;

(xvi) each document filed pursuant to the Exchange Act and incorporated or deemed to be incorporated by reference in the Prospectus or the Disclosure Package (except for the Excluded Information, as to which such counsel need not express any belief) complied when so filed as to form in all material respects with the requirements of the Exchange Act and the Exchange Act Regulations;

(xvii) to such counsel’s knowledge, there are no actions, suits, inquiries or investigations or proceedings pending or, threatened against the Company or any of the Subsidiaries or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency that would reasonably be expected to have a material and adverse effect on the transactions contemplated by this Agreement; and

(xviii) to such counsel’s knowledge, there are no contracts or documents of a character which are required to be filed as exhibits to the Registration Statement which have not been so filed.

In addition, such counsel shall state that they have participated in the preparation of the Registration Statement, the Prospectus and the Disclosure Package and in conferences with officers and other representatives of the Company, representatives of the independent public accountants of the Company, representatives of the Representative and counsel for the Underwriters, at which the contents of the Registration Statement, the Prospectus and the Disclosure Package and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Prospectus or the Disclosure Package (except as and to the extent stated in subparagraph xi and xiii above), no facts have come to such counsel’s attention that causes such counsel to believe that (a) the Registration Statement, any amendment thereto or any document deemed to be a part thereof (except for the Excluded Information, as to which such counsel need not express any belief) as of the time of any effective date thereto contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, not misleading, (b) the Prospectus (except for Excluded Information as to which such counsel need not express any belief), as of its issue date and as of the date of such counsel’s opinion, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (c) the Disclosure Package (except for Excluded Information as to which such counsel need not express any belief) as of the Initial Sale Time contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of circumstances under which they were made, not misleading. In rendering such opinion, such counsel may (i) state that such opinion is limited to the General Corporation Law of the State of California and applicable federal law, (ii) rely as to matters of fact, to the extent they deem proper, upon certificates of responsible officers of the Company (after discussion of the contents thereof with such officers) and public officials, (iii) whenever such opinion is based on circumstances known to, or to the knowledge of, such counsel, rely exclusively on certificates of responsible officers of the Company (after discussion of the contents thereof with such officers) as to the existence or nonexistence of the circumstances upon which such opinion is predicated; provided, that in the case of (ii) and (iii), such counsel shall also state that without having conducted any independent inquiry it has no reason to believe that any such certificate is untrue or inaccurate in any material respect, and (iv) for purposes of the opinions in paragraphs 6(b)(ii), assume the description of the properties and business conducted by the Company and the Subsidiaries contained in the Registration Statement, the Prospectus and the Disclosure Package is complete and accurate in all material respects, and (v) state that the opinion is for the benefit of the Underwriters and the Selling Shareholder and may not be circulated to or relied upon by any other person.

(c) The Selling Shareholder shall furnish to the Underwriters at the Closing Time and on the relevant Date of Delivery an opinion of Nixon Peabody LLP, counsel for the Selling Shareholder, addressed to the Underwriters and dated the Closing Time and such date of delivery in form and substance reasonably satisfactory to Morrison & Foerster LLP, counsel for the Underwriters, stating that:

(i) the Selling Shareholder is duly formed, validly existing and in good standing under the laws of its jurisdiction of organization with the requisite power and authority to execute and deliver this Agreement and the Agreement and Power of Attorney, and to consummate the transactions described in this Agreement and the Agreement and Power of Attorney;

(ii) the execution, delivery and performance of this Agreement and the Agreement and Power of Attorney by the Selling Shareholder, and the consummation by the Selling Shareholder of the transactions contemplated by this Agreement and by the Agreement and Power of Attorney, do not and will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of or default under), (i) any provisions of the limited partnership agreement of the Selling Shareholder, (ii) any provision of any material license, indenture, mortgage, deed of trust, loan, credit or other agreement or instrument to which the Selling Shareholder is a party or by which its properties may be bound or affected, and which is known to such counsel, (iii) any law or regulation binding upon or applicable to the Selling Shareholder or any of its properties or assets, which in such counsel’s experience is normally applicable to transactions of the type contemplated by this Agreement or (iv) any decree, judgment or order known to such counsel and applicable to the Selling Shareholder, except in the case of clause (ii), (iii) and (iv) for such conflicts, breaches or defaults as would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the assets, business, results of operations, earnings, prospects, properties or condition (financial or otherwise), present or prospective, of the Selling Shareholder;

(iii) this Agreement has been duly authorized by the Selling Shareholder, and executed and delivered by or on behalf of the Selling Shareholder;

(iv) the Agreement and Power of Attorney has been duly authorized, executed and delivered by the Selling Shareholder;

(v) Upon (i) payment for the Initial Shares to be sold by the Selling Shareholder (the “Selling Shareholder Shares”) in accordance with the terms of the Underwriting Agreement, (ii) delivery of the Selling Shareholder Shares to Wells Fargo Bank, as registrar and transfer agent, (iii) delivery of the Selling Shareholder Shares to Depository Trust Company (“DTC”), and registration of the Selling Shareholder Shares in the name of DTC upon registration of transfer by Wells Fargo Bank, as custodian for the Selling Shareholder, (iv) registration by book-entry of the credit to the Representative’s securities accounts with DTC of the purchase of the Selling Shareholder Shares in the records of DTC, and (v) registration by book-entry of the credit to the other Underwriters’ securities accounts of their purchase of the Selling Shareholder Shares in the records of any other “securities intermediary” (as defined in Section 8102(a)(14) of the California Uniform Commercial Code (the “California UCC”)) which acts as a “clearing corporation” (as defined in Section 8102(a)(5) of the California UCC) or maintains “security accounts” (as defined in Section 8501(a) of the California UCC) with respect to the transfer of the Selling Shareholder Shares to the Underwriters, then the Underwriters will become the “entitlement holders” (as defined in Section 8102(a)(7) of the California UCC) of the Selling Shareholder Shares, free, to such counsel’s knowledge, of any “adverse claim” (as defined in Section 8102(a)(1) of the California UCC); and

(vi) to such counsel’s knowledge, no approval, authorization, consent or order of or filing with any federal or state governmental or regulatory commission, board, body, authority or agency is required in connection with the execution, delivery and performance of this Agreement and the Agreement and Power of Attorney, the consummation of the transactions contemplated herein and therein, and the sale and delivery of the Shares by such Selling Shareholder as contemplated herein and therein, other than such as are required pursuant to Sections 13(d) and 16 of the Exchange Act and related Exchange Act Regulations or as have been obtained or made under the Securities Act, the Securities Act Regulations, the Exchange Act and the Exchange Act Regulations, and except that such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters.

In rendering such opinion, such counsel may (i) state that such opinion is limited to the laws of the General Corporation Law of the State of California and applicable federal law, (ii) rely as to matters of fact, to the extent they deem proper, upon certificates of the general partner of the Selling Shareholder (after discussion of the contents thereof with such general partner) and public officials, (iii) whenever such opinion is based on circumstances known to, or to the knowledge of, such counsel, rely exclusively on certificates of the general partner of the Selling Shareholder (after discussion of the contents thereof with such general partner) as to the existence or nonexistence of the circumstances upon which such opinion is predicated; provided, that in the case of (ii) and (iii), such counsel shall also state that without having conducted any independent inquiry it has no reason to believe that any such certificate is untrue or inaccurate in any material respect. Such counsel may also state that the opinion is for the benefit of the Underwriters and may not be circulated or relied upon by any other person. In addition, such counsel may state that (a) its opinion in paragraph (iv) above is subject to enforceability being limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, liquidation or similar laws relating to or affecting the enforcement of creditors’ rights and remedies, (B) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including without limitation (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing, (C) public policy (including any exculpation, indemnification, contribution or reimbursement provisions) or (D) nonwaivable benefits provided by operation of law such as waiver, delay or omission of notice or enforcement of rights or remedies, waivers of defenses or waivers of benefits of stay, extension, moratorium, redemption or statutes of limitations.

(d) On the date of this Agreement and at the Closing Time and each Option Closing Time (if applicable), the Representative and the Selling Shareholder shall have received from P&S letters dated the respective dates of delivery thereof and addressed to the Representative and the Selling Shareholder, in form and substance satisfactory to the Representative, containing statements and information of the type specified in AU Section 634 “Letters for Underwriters and Certain other Requesting Parties” issued by the American Institute of Certified Public Accountants with respect to the financial statements, including any pro forma financial statements, and certain financial information of the Company and the Subsidiaries included or incorporated by reference in the Registration Statement, the Prospectus and the Disclosure Package, and such other matters customarily covered by comfort letters issued in connection with registered public offerings; provided, that the letters delivered at the Closing Time and each Option Closing Time (if applicable) shall use a “cut-off” date no more than three business days prior to such Closing Time or such Option Closing Time, as the case may be.

(e) The Representative shall have received at the Closing Time and on the relevant Date of Delivery the favorable opinion of Morrison & Foerster LLP, dated the Closing Time or such Date of Delivery, addressed to the Representative and in form and substance satisfactory to the Representative.

(f) No amendment or supplement to the Registration Statement, the Prospectus or any document in the Disclosure Package shall have been filed to which the Representative shall have objected in writing.

(g) At the Closing Time and the relevant Date of Delivery (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of any Prospectus or any document in the Disclosure Package has been issued, and no proceedings for such purpose shall have been initiated or (to the knowledge of the Company) threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, has occurred; and (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representative, and (iii) the Registration Statement, the Prospectus and the Disclosure Package shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h) All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rule.

(i) Between the time of execution of this Agreement and the Closing Time or (with respect to any Option Shares) the relevant Date of Delivery there shall not have been any event or occurrence that, individually or in the aggregate, would reasonably be expected to result in a Material Adverse Effect.

(j) The NASD shall not have raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

(k) The Representative shall have received lock-up agreements from each executive officer and director of the Company and the Selling Shareholder, in the form of Exhibit B attached hereto and such agreements shall be in full force and effect.

(l) The Company will, at the Closing Time and on the relevant Date of Delivery, deliver to the Underwriters a certificate of its Chairman and Chief Executive Officer or any Vice President and its Chief Financial Officer, to the effect that:

(i) the representations and warranties of the Company in this Agreement are true and correct (subject to any materiality, knowledge and other qualifications set forth therein), as if made on and as of the date thereof, and the Company has complied in all material respects with all the agreements and has satisfied all the conditions on its part to be performed or satisfied at or prior to the date thereof;

(ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto and no order directed at any document incorporated by reference therein (“Incorporated Document”) has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

(iii) when the Registration Statement became effective and at all times subsequent thereto up to the Closing Time or any Option Closing Time, as applicable, the Registration Statement and the Preliminary Prospectus and the Prospectus, and any amendments or supplements thereto and any Incorporated Documents when such Incorporated Documents became effective or were filed with the Commission contained all material information required to be included therein by the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder; the Registration Statement and any amendments thereto, did not and, as of the Closing Time or any Option Closing Time, as applicable, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus and the Disclosure Package, and any amendments or supplements thereto, did not and as of the Closing Time or any Option Closing Time, as applicable, do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Prospectus or the Disclosure Package which has not been so set forth; and

(iv) subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, there has not been (a) any Material Adverse Effect, (b) any transaction that is material to the Company and the Subsidiaries considered as one enterprise, except transactions entered into in the ordinary course of business, (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries considered as one enterprise, incurred by the Company or the Subsidiaries, except obligations incurred in the ordinary course of business, (d) any change in the capital stock or outstanding long-term indebtedness of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise, (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company or any Subsidiary (except any distribution paid or made on any securities of the Trusts), or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which would result in a Material Adverse Effect.

(m) The Selling Shareholder will, at the Closing Time and on each Option Closing Time, deliver to the Underwriters a certificate, to the effect that:

(i) the representations and warranties of the Selling Shareholder set forth in this Agreement and in the Agreement and Power of Attorney are true and correct (subject to any materiality, knowledge and other qualifications set forth therein) as of such date; and

(ii) the Selling Shareholder has complied in all material respects with all the agreements and has satisfied all the conditions on its part to be performed or satisfied hereunder and under the Agreement and Power of Attorney at or prior to the date thereof.

(n) The Company and the Selling Shareholder, as applicable, shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus and the Disclosure Package, the representations, warranties and statements of the Company contained herein and in the Agreement and Power of Attorney, and the performance by the Company and the Selling Shareholder of their respective covenants contained herein and therein, and the fulfillment of any conditions contained herein or therein, as of the Closing Time or the relevant Date of Delivery, as the Underwriters may reasonably request.

7. Termination:

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representative, at any time prior to the Closing Time or, with respect to any Option Shares, the relevant Date of Delivery, (i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, the Prospectus or the Disclosure Package, any Material Adverse Effect, or any development involving a prospective Material Adverse Effect, or material change in management of the Company or any Subsidiary, whether or not arising in the ordinary course of business, or (iii) if, after the date hereof, there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or adverse change in economic, political or other conditions the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Representative, impracticable to market the Shares or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission or by the Nasdaq National Market, or if trading generally on the New York Stock Exchange or on the Nasdaq National Market has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or quotation system or by order of the Commission or any other governmental authority, or (v) any federal or state statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable opinion of the Representative, materially adversely affects or will materially adversely affect the business or operations of the Company, or (vi) if a banking moratorium (or any action having the same effect as a banking moratorium) has been declared by either federal or New York authorities, or any action has been taken by any federal, state or local government or agency in respect of its monetary or fiscal affairs, each of which in the reasonable opinion of the Representative, has a material adverse effect on the securities markets in the United States.

If the Representative elects to terminate this Agreement as provided in this Section 7, the Company, the Selling Shareholder and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Shareholder shall be unable to comply in all material respects with any of the terms of this Agreement, the Company and the Selling Shareholder shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

8. Increase in Underwriters’ Commitments:

If any Underwriter shall default at the Closing Time or on the relevant Date of Delivery on its obligation to take up and pay for the Initial Shares or the Option Shares, as applicable, to be purchased by it under this Agreement on such date, the Representative shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the “Defaulted Shares”). Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters or in such amount as may otherwise be agreed upon by the non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total, the Representative may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 5 and 9 hereof shall at all times be effective and shall survive such termination.

Without relieving any defaulting Underwriter from its obligations hereunder, the Selling Shareholder agrees with the non-defaulting Underwriters that it will not sell any Initial Shares or Option Shares, as applicable, hereunder on such date unless all of the Initial Shares or Option Shares to be purchased on such date are purchased on such date by the non-defaulting Underwriters (or by substituted Underwriters selected by the Representative with the approval of the Company) in accordance with the first paragraph of this Section 8.

If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Date of Delivery for a period not exceeding five business days in order that any necessary changes in the Registration Statement and Prospectus and other documents may be effected. The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

9. Indemnity and Contribution by the Company, the Selling Shareholder and the Underwriters:

(a) The Company agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers, employees and agents of each Underwriter, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of the Company contained herein, (B) any failure on the part of the Company to comply with any applicable law, rule or regulation relating to the offering of the securities being made pursuant to the Prospectus, (C) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or part thereof), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission or the Prospectus (the term Prospectus for the purpose of this Section 9 being deemed to include the Base Prospectus, any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), (D) in any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction (domestic or foreign) in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission or any securities association or securities exchange (each an “Application”), (E) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, (F) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, (G) any untrue statement or alleged untrue statement of any material fact contained in any audio or visual materials used in connection with the marketing of the Shares, including, without limitation, slides, videos, films and tape recordings; except insofar as any such loss, expense, liability, damage or claim relating to subparagraphs (C), (D), (E) or (F) above arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representative to the Company expressly for use in such Registration Statement, Prospectus, Issuer Free Writing Prospectus or Application; and with respect to the Preliminary Prospectus or the Prospectus, shall not inure to the benefit of any Underwriter (or any controlling person of such Underwriter) with respect to any person asserting such loss, expense, liability, damage or claim which is the subject hereof if the Prospectus or any supplement thereto prepared with the consent of the Representative and furnished to the Underwriters prior to the Closing Time or the relevant Date of Delivery corrected any such untrue statement or alleged untrue statement or omission or alleged omission of a material fact, and if such Underwriter failed to send or give a copy of such Prospectus or supplement thereto to such person at or prior to the time written confirmation of the sale of Shares was given to such person; provided that the Underwriter will be entitled to indemnification as long as it uses its reasonable best efforts to send or give a copy of such Prospectus or supplement thereto to such person at or prior to the time written confirmation of the sale of Shares was given to such person. The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability which the Company may otherwise have.

(b) The Selling Shareholder agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any breach of any representation, warranty or covenant of such Selling Shareholder contained herein or in the Agreement and Power of Attorney, (B) any failure on the part of such Selling Shareholder to comply with any applicable law, rule or regulation relating to the offering of securities being made pursuant to the Prospectus, (C) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment or part thereof), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Company, or the Prospectus or any Application, (D) any omission or alleged omission to state a material fact required to be stated in any such Registration, or necessary to make the statements made therein or (E) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; but only insofar as any such loss, expense, liability, damage or claim relating to subparagraphs (C), (D) or (E) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Selling Shareholder to the Company expressly for use in such Registration Statement, Prospectus, Issuer Free Writing Prospectus or Application; provided, however, that the indemnity agreement contained in this subsection (b) shall not require the Selling Shareholder to reimburse the Underwriters for in excess of the net sale price of the Shares sold by the Selling Shareholder pursuant to this Agreement. The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that the Selling Shareholder may otherwise have.

If any action is brought against an Underwriter, controlling person or other indemnified party in respect of which indemnity may be sought against the Company or the Selling Shareholder pursuant to paragraphs (a) or (b) of this Section 9, such indemnified party (or parties) shall promptly notify the indemnifying party in writing of the institution of such action, and the indemnifying party (or, if such action is brought against both the Company and the Selling Shareholder, the Company) shall assume the defense of such action including the employment of counsel and payment of expenses (with counsel reasonably satisfactory to the indemnified party); provided, however, that any failure or delay to so notify the indemnifying party will not relieve such party of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay. The indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action, or (ii) the indemnifying party shall not have employed counsel to have charge of the defense of such action within a reasonable time or the indemnified party or parties shall have reasonably concluded (based on the written advice of outside counsel) that there may be defenses available to it or them which (1) are different from or additional to those available to the indemnifying party and (2) in the opinion of such outside counsel present an actual or potential conflict for counsel representing the indemnifying party and the indemnified party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), or (iii) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the action, suit or proceeding, in any of which events such reasonable fees and expenses shall be borne by the indemnifying party and paid as incurred (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action unless the defense of one indemnified party is unique or separate from that of another indemnified party subject to the same claim or action). Anything in this paragraph to the contrary notwithstanding, the indemnifying party or parties shall not be liable (i) for any settlement of any such claim or action effected without its prior written consent, unless such settlement (x) includes an unconditional release of the indemnifying party or parties from any and all liabilities arising from such claim or action and (y) does not include a statement as to or an admission of fault, culpability or failure to act, of, by or on behalf of such indemnifying party or parties, or (ii) to the extent that any loss, claim, damage or liability is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted primarily from the indemnified party’s willful misconduct or gross negligence.

(c) Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company, the Selling Shareholder, the Company’s directors, the Company’s officers that signed the Registration Statement and any person who controls the Company or the Selling Shareholder (including, without limitation, the general partner of the Selling Shareholder) within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Selling Shareholder or any such person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (a) any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by such Underwriter through the Representative to the Company expressly for use in the Registration Statement (or any amendment or part thereof), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, the Prospectus or any Application, or (b) any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement, or necessary to make such information not misleading, or (c) any omission or alleged omission from any such Issuer Free Writing Prospectus, Prospectus or any Application of a material fact necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The last paragraph of text on the front cover page immediately before the names of the Underwriters, the names of the Underwriters on the front and back cover pages, the names and corresponding Share amounts set forth in the table under the caption “Underwriting,” the fourth paragraph of text on page S-13 under the caption “Underwriting” and the first, second, third, fourth, fifth and seventh paragraphs of text on page S-14 under the caption “Underwriting”) in the Preliminary Prospectus and (the corresponding paragraphs of) the Prospectus, constitute the only information furnished to or by or on behalf of any Underwriter through the Representative to the Company for purposes of Section 3(m) and this Section 9. The indemnity agreement set forth in this Section 9(c) shall be in addition to any liabilities that the Underwriters may otherwise have.

If any action is brought against the Company, the Selling Shareholder, controlling person or other indemnified party in respect of which indemnity may be sought against any Underwriter pursuant to this Section 9(c), the Company, the Selling Shareholder or such person or party shall promptly notify the Representative in writing of the institution of such action and the Representative, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the indemnifying party will not relieve such party of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay.

The Company, the Selling Shareholder or such person or party shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Selling Shareholder or such person or party unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party in connection with the defense of such action, or (ii) the indemnifying party shall not have employed counsel to have charge of the defense of such action within a reasonable time or the indemnified party or parties shall have reasonably concluded (based on the written advice of outside counsel) that there may be defenses available to it or them which (1) are different from or additional to those available to the indemnifying party and (2) in the opinion of such outside counsel present an actual or potential conflict for counsel representing the indemnifying party and the indemnified party (in which case the indemnifying party shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), or (iii) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the action, suit or proceeding, in any of which events such reasonable fees and expenses shall be borne by the indemnifying party and paid as incurred (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action unless the defense of one indemnified party is unique or separate from that of another indemnified party subject to the same claim or action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the prior written consent of the Representative, unless such settlement (x) includes an unconditional release of the Underwriters from any and all liabilities arising from such claim or action and (y) does not include a statement as to or an admission of fault, culpability or failure to act, of, by or on behalf of such Underwriters.

(d) If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under paragraphs (a), (b), (c) and (d) of this

Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholder and the Underwriters from the offering of the Shares or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, of the Selling Shareholder and of the Underwriters in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholder and the Underwriters shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company or the Selling Shareholder, as applicable, bear to the underwriting discounts and commissions received by the Underwriters. The relative fault of the Company, of the Selling Shareholder and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, by the Selling Shareholder or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(e) The Company, the Selling Shareholder and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d)(i) and, if applicable (ii), above. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and the Selling Shareholder shall not be required to contribute any amount in excess of the net sale price of the Shares sold by the Selling Shareholder pursuant to this Agreement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 9 are several (in proportion to their respective underwriting commitments) and not joint. For purposes of this paragraph (e), each person who controls an Underwriter or who is a director, officer, employee or agent of an Underwriter, and is entitled to indemnification under paragraph (a) or (b) of this Section 9, shall have the same rights to contribution as such Underwriter, and each person who controls the Company or the Selling Shareholder, or who is a director, officer, employee or agent of the Company or the Selling Shareholder, and is entitled to indemnification under paragraph (c) of this Section 9, shall have the same rights to contribution as the Company or the Selling Shareholder, as the case may be.

10. Survival:

The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company and the Selling Shareholder contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or the respective directors, officers, employees or agents of each Underwriter, or by or on behalf of the Company or the Selling Shareholder, or any person who controls the Company or the Selling Shareholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, or the respective directors, officers, employees or agents of the Company and the Selling Shareholder, and shall survive any termination of this Agreement or the sale and delivery of the Shares. The Company, each Selling Shareholder and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it (or any of its respective directors, officers, employees or agents), in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

11. Notices:

Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention: Syndicate Department; or if to the Company shall be sufficient in all respects if delivered to Placer Sierra Bancshares, 525 J Street, Sacramento, California 95814, Attention: Chairman of the Board and Chief Executive Officer, with a copy to: Manatt, Phelps & Phillips LLP, 11355 West Olympic Blvd., Los Angeles, California 90064, Attention: John C. Grosvenor, Esq.; or if to the Selling Shareholder, shall be sufficient in all respects if delivered to Belvedere Capital Partners LLC, One Maritime Plaza, Suite 825, San Francisco, California 94111, Attention: Manager, with a copy to Nixon Peabody LLP, Two Embarcadero Center, San Francisco, California 94111, Attention: Steven M. Plevin, Esq.

12. Governing Law; Headings:

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

13. Parties at Interest:

The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Shareholder and the controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

14. Counterparts and Facsimile Signatures:

This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties. A facsimile signature shall constitute an original signature for all purposes.

15. Entire Agreement:

This Agreement (including the exhibits and scheduled hereto and documents delivered pursuant hereto) is intended by the parties to and does constitute the entire agreement between the Company, the Selling Shareholder and the Underwriters, with respect to the transactions contemplated by this Agreement; provided, that the parties agree that this Underwriting Agreement does not supersede or terminate the provisions of the Registration Rights Agreement between the Company and the Selling Shareholder and the Registration Rights Agreement remains in full force and effect.

16. Duties:

Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties. The Underwriters undertake to perform such duties and obligations only as expressly set forth herein. Such duties and obligations of the Underwriters with respect to the Shares shall be determined solely by the express provisions of this Agreement, and the Underwriters shall not be liable except for the performance of such duties and obligations with respect to the Shares as are specifically set forth in this Agreement. Each of the Company and the Selling Shareholder acknowledges and agrees that: (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Selling Shareholder, on the one hand, and the several Underwriters, on the other hand, and the Selling Shareholder is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Selling Shareholder or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company or the Selling Shareholder with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Shareholder on other matters); and (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Selling Shareholder and that the several Underwriters have no obligation to disclose any of such interests. The Company and the Selling Shareholder acknowledges that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the Underwriters’ performance of the duties and obligations expressly set forth herein. The Company and the Selling Shareholder hereby waive and release, to the fullest extent permitted by law, any claims that the Company and the Selling Shareholder may have against the several Underwriters with respect to any breach or alleged breach of agency or fiduciary duty.

If the foregoing correctly sets forth the understanding among the Company, the Selling Shareholder and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Selling Shareholder and the Underwriters.

Very truly yours, PLACER SIERRA BANCSHARES

By:	/s/ DAVID E. HOOSTON
David E. Hooston Chief Financial Officer
CALIFORNIA COMMUNITY FINANCIAL INSTITUTIONS FUND LIMITED PARTNERSHIP

By:	Belvedere Capital Partners LLC General Partner

By:	/s/ J. THOMAS BYROM
J. Thomas Byrom Manager

Accepted and agreed to as of the date first above written: FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

By:	/s/ JAMES R. KLEEBLATT
James R. Kleeblatt Senior Managing Director

For itself and as Representative of the other

Underwriters named on Schedule II hereto.

Schedule I

Name of Party Selling Shares	Number of Initial Shares to be Sold	Number of Option Shares to be Sold
California Community Financial Institutions Fund Limited Partnership	5,000,000	750,000

S-1

Schedule II

Underwriter	Number of Initial Shares to be Purchased
Friedman, Billings, Ramsey & Co., Inc.	2,750,000
RBC Capital Markets Corporation	1,500,000
Fox-Pitt, Kelton Incorporated	750,000

Total	5,000,000

S-2

Schedule III

Issuer Free Writing Prospectuses

Schedule IV

Subsidiaries

Placer Sierra Bank, a California corporation.

Placer Statutory Trust II, a Connecticut statutory business trust.

Southland Trust I, a Connecticut statutory business trust.

First Financial Statutory Trust I, a Connecticut statutory business trust.

Placer Statutory Trust III, a Delaware statutory business trust.

EXHIBIT A

PLACER SIERRA BANCSHARES

Public Offering of Common Stock

IRREVOCABLE POWER OF ATTORNEY OF SELLING SHAREHOLDER

Placer Sierra Bancshares

525 J Street

Sacramento, California 95814

Belvedere Capital Partners LLC

1 Maritime Plaza, Suite 825

San Francisco, CA 94111-3418

The undersigned CALIFORNIA COMMUNITY FINANCIAL INSTITUTIONS FUND LIMITED PARTNERSHIP, a California limited partnership and shareholder (“Selling Shareholder”) of Placer Sierra Bancshares, a California corporation (the “Company”), understands that it will sell Common Stock, no par value (“Common Stock”), of the Company to certain underwriters (the “Underwriters”) represented by Friedman Billings Ramsey & Co., Inc. (“FBR”), (the “Representative”) pursuant to the Underwriting Agreement referred to below, and that the Underwriters propose to offer and sell such Common Stock to the public. The undersigned also understands that, in connection with such offer and sale, the Company has filed a Registration Statement (“Registration Statement”) with the Securities and Exchange Commission (“Commission”) to register under the Securities Act of 1933 the shares to be offered.

Concurrently with the execution and delivery of this Power of Attorney, the undersigned is also executing and delivering a Custody Agreement in substantially the form attached as Annex I (the “Custody Agreement”) pursuant to which certificates for at least the number of shares of Common Stock to be sold by the undersigned as set forth opposite the signature of the undersigned at the end of this instrument are being deposited with Wells Fargo Bank, N.A., as custodian (“Custodian”).

1. In connection with the foregoing, the undersigned hereby irrevocably constitutes and appoints David Hooston and Randall E. Reynoso as attorneys-in-fact (individually, an “Attorney” and collectively, the “Attorneys”) of the undersigned, each with full power and authority to act together or alone, in the name of and for and on behalf of the undersigned with respect to all matters arising in connection with the sale of Common Stock by the undersigned including, but not limited to, the power and authority to take any and all of the following actions:

(a) to sell, assign and transfer to the Underwriters pursuant to the Underwriting Agreement (as defined herein) the Maximum Number of Shares (as set forth on the signature page hereof) of Common Stock of the Company (including, if the Underwriters shall exercise their over-allotment option contained in the Underwriting Agreement, up to the Maximum Number of Option Shares (as set forth on the signature page hereof) and represented by the certificates deposited by the undersigned with the Custodian pursuant to the Custody Agreement, or such lesser number as the Attorneys, or any one of them, in their or his or her sole discretion shall determine, at a purchase price per share to be paid by the Underwriters, as determined by negotiation among the Company, the Attorneys and the Representative, but at the same price per share to be paid by the Underwriters to the Company for the Common Stock sold by it;

(b) for the purpose of effecting such sale, to make, execute, deliver and perform the undersigned’s obligations under the Underwriting Agreement among the Company, the Selling Shareholder and the Underwriters substantially in the form filed as an exhibit to the Registration Statement (such agreement, in the form in which executed, being herein called the “Underwriting Agreement”), receipt of a draft of which is hereby acknowledged, containing such additions to or changes in the terms, provisions and conditions thereof as the Attorneys, or any one of them, in their or his or her sole discretion shall determine, including, subject to the limitation set forth in paragraph 1(a) hereof, the purchase price per share to be paid by the Underwriters and including any additions to or changes in the terms, provisions and conditions thereof relating to the public offering of such Common Stock by the Underwriters;

(c) to give such orders and instructions to the Custodian and the transfer agent for the Common Stock as the Attorneys, or any one of them, in their or his or her sole discretion shall determine, with respect to (i) the transfer of the Common Stock on the books of the Company in order to effect the sale to the Underwriters, including giving the name or names in which new certificates for such Common Stock are to be issued and the denominations thereof, (ii) the delivery to or for the account of the Underwriters of certificates for such Common Stock against receipt by the Custodian of the purchase price to be paid therefor, (iii) the payment by the Custodian out of the proceeds of such sale of any expenses that are to be borne by the undersigned in connection with the offer, sale and delivery of the Common Stock, (iv) the remittance to the undersigned of new certificates representing that number of shares of Common Stock, if any, that is in excess of the number of shares of Common Stock sold and to be sold at any subsequent Closing Time (as defined in the Underwriting Agreement) by the undersigned to the Underwriters;

(d) to retain legal counsel in connection with any and all matters referred to herein;

(e) to execute and deliver any amendment to the Custody Agreement; provided, however, that no such amendment shall increase the number of shares of Common Stock to be sold by the undersigned above the Maximum Number of Shares specified below (including, if the Underwriters shall exercise their over-allotment option contained in the Underwriting Agreement, the Maximum Number of Option Shares);

(f) to agree to the allocation of the expenses of the offering among the Company and the Selling Shareholder;

(g) to endorse, if necessary, (in blank or otherwise) on behalf of the undersigned the certificate or certificates representing the Common Stock to be sold by the undersigned, or a stock power or powers attached to such certificate or certificates;

(h) to make, acknowledge, verify and file on behalf of the undersigned applications, consents to service of process and such other documents, undertakings or reports as may be required by law with state commissioners or officers administering state securities laws; and

(i) to make, exchange, acknowledge and deliver all such other contracts, powers of attorney, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including communications to the Commission as may be required by law in connection with the registration of the Shares under the Securities Act and in general to do all things and to take all actions, that the Attorneys, or any one of them, in their or his or her sole discretion may consider necessary or proper in connection with or to carry out the aforesaid sale of Common Stock to the Underwriters and the public offering thereof, as fully as could the undersigned if personally present and acting.

2. This Power of Attorney and all authority conferred hereby are granted and conferred subject to the interests of the Underwriters and in consideration of those interests, and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney. This Power of

Attorney and all authority conferred hereby shall be irrevocable and shall not be terminated by the undersigned or by operation of law, whether by the dissolution or liquidation of the undersigned, or by the occurrence of any other event. If any event described in the preceding sentence shall occur before the delivery of the Common Stock to be sold by the undersigned under the Underwriting Agreement, certificates for such Common Stock shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement, and all other actions required to be taken under the Underwriting Agreement and the Custody Agreement shall be taken, and action taken by the Attorneys, or any one of them, pursuant to this Power of Attorney shall be as valid as if such event had not occurred, whether or not the Custodian, the Attorneys, or any one of them, shall have received notice of such event.

Notwithstanding the foregoing, if the Underwriting Agreement shall not be entered into and the transactions contemplated thereby shall not be consummated prior to February 28, 2006, then at the close of business on February 28, 2006, this Power of Attorney shall automatically terminate; subject, however, to all lawful action done or performed by the Attorneys or any one of them, pursuant to this Power of Attorney prior to or on February 28, 2006.

3. The undersigned ratifies all that the Attorneys, or any one of them, has done or shall do pursuant to paragraphs 1 and 2 of this Power of Attorney.

4. The Attorneys shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Power of Attorney given to the Attorneys by the undersigned; provided, however, that the Attorneys shall not be entitled to act on any statement or notice to the Attorneys with respect to a Closing Time under the Underwriting Agreement, or with respect to the termination of the Underwriting Agreement, or advising that the Underwriting Agreement shall not have been executed and delivered, unless such statement or notice shall have been confirmed in writing to the Attorneys by FBR.

5. The undersigned agrees to hold the Attorneys, jointly and severally, free and harmless from any and all loss, damage or liability that they, or either one of them, may sustain as a result of any action or omission taken or omitted in good faith hereunder, except that the no Attorney shall be entitled to be indemnified with respect to any loss, damage or liability incurred by such Attorney by reason of gross negligence, bad faith or willful misconduct with respect to such acts or omissions. It is understood that the Attorneys shall serve without compensation.

6. In acting hereunder, the Attorneys may rely on the representations, warranties and agreements of the undersigned made in the Custody Agreement.

7. This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of California, without regard to principles of conflicts of laws.

Date:	CALIFORNIA COMMUNITY FINANCIAL INSTITUTIONS FUND LIMITED PARTNERSHIP

Maximum Number of Shares of Common Stock to be sold to the Underwriters	By:	Belvedere Capital Partners, LLC General Partner

By:
Name:
Title:
5,750,000

Address
Including: Maximum Number of Option Shares to be sold to Underwriters:

750,000 shares
Signature guaranteed by:

(Note: The signature must be guaranteed by a bank, trust company, broker, dealer, municipal securities dealer, government securities dealer or broker, credit union, a national securities exchange, registered securities association or clearing agency, or a savings institution that is a participant in a Securities Transfer Association recognized program or by a Medallion Signature Guarantor.)

ANNEX I

PLACER SIERRA BANCSHARES

Public Offering of Common Stock

CUSTODY AGREEMENT

Wells Fargo Bank, N.A.

161 North Concord Exchange

South St. Paul, MN 55075

Attention: Corbin B. Connell

Dear Ladies and Gentlemen:

There are delivered to you herewith one or more certificates, in negotiable and proper deliverable form (with the signature guaranteed by a bank, trust company, broker, dealer, municipal securities dealer, government securities dealer or broker, credit union, a national securities exchange, registered securities association or clearing agency, or a savings institution that is a participant in a Securities Transfer Association recognized program or by a Medallion Signature Guarantor) or accompanied by a duly executed stock power or powers, in blank, bearing the signature of the undersigned so guaranteed), representing no less than the number of issued and outstanding shares of Common Stock, no par value (the “Common Stock”), of Placer Sierra Bancshares, a California corporation (the “Company”), set forth opposite the signature of the undersigned at the end of this letter. The undersigned agrees to deliver to the Attorneys (as defined herein) or to you such additional documentation as the Attorneys, or any one of them, or the Company or Friedman Billings Ramsey & Co., Inc., as representative of the several underwriters, or you or any of their respective counsel may reasonably request to effectuate or confirm compliance with any of the provisions hereof or of the Underwriting Agreement (as defined herein), all of the foregoing to be in form and substance reasonably satisfactory in all respects to the Attorneys and you. The certificates for the Common Stock are to be held by you as Custodian for the account of the undersigned and are to be disposed of by you in accordance with this Custody Agreement.

Concurrently with the execution and delivery of this Custody Agreement, the undersigned has executed and delivered an irrevocable power of attorney (“Power of Attorney”) to David Hooston and Randall E. Reynoso (individually, an “Attorney” and collectively, the “Attorneys”), authorizing the Attorneys, or any one of them, to sell from the number of shares of Common Stock represented by the certificates deposited with you hereunder, up to that number of shares of Common Stock set forth opposite the signature of the undersigned at the end of this letter (including any Option Shares (as defined in the Underwriting Agreement)), or such lesser number as the Attorneys, or any one of them, may determine, and for that purpose to enter into and perform an underwriting agreement (the “Underwriting Agreement”), among the Company, and the undersigned (the “Selling Shareholder”), and certain underwriters (the “Underwriters”) represented by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) (the “Representative”).

In addition the undersigned has completed and signed the attached Substitute Form W-9.

You are authorized and directed (a) to hold the certificates deposited with you hereunder in your custody and (b) at each Closing Time specified in the Underwriting Agreement at which the undersigned is selling any shares of Common Stock (each such time is hereinafter sometimes called the “Closing Time”) you shall take all necessary action (i) to cause the Common Stock to be transferred on the books of the Company into such names as the Attorneys, or any one of them, or the Underwriter shall have instructed you and to exchange the certificates representing such Common Stock for new certificates for such Common

Stock registered in such names and in such denominations as the Attorneys, or any one of them, or FBR shall have instructed you, and (ii) to deliver such new certificates to FBR for the account of the Underwriters, against payment of the purchase price for such Common Stock, and give receipt for such payment, (iii) pay such taxes, as you may be instructed to pay by the Attorneys, or any one of them, and, if instructed by an Attorney to do so, remit to the undersigned the balance, after deducting such taxes, of the amount received by you as payment for such Common Stock, and (iv) furnish to the undersigned a Form 1099 on or before the next following January 31. With such remittance you shall also deliver or cause to be delivered to the undersigned new certificates (which may bear appropriate legends) representing the number of shares of Common Stock deposited hereunder (if any) that are in excess of the number of shares of Common Stock sold (and to be sold at any subsequent Closing Time) by the undersigned to the Underwriters.

If the Underwriting Agreement shall not be entered into and the transactions contemplated thereby shall not be consummated prior to February 28, 2006 then promptly after that date, you are to return to the undersigned the certificates for the Common Stock deposited with you hereunder.

Under the terms of the Power of Attorney, the authority conferred thereby is granted, made and conferred subject to and in consideration of the interests of the Underwriters and, prior to February 28, 2006, is irrevocable and not subject to termination by the undersigned or by operation of law, and the obligations of the undersigned under the Underwriting Agreement are similarly not subject to termination and shall remain in full force and effect until such date. Accordingly, the certificates deposited with you hereunder and this Custody Agreement and your authority hereunder are subject to the interests of the Underwriters, and this Custody Agreement and your authority hereunder are irrevocable and are not subject to termination, except as set forth in the preceding paragraph, by the undersigned or by operation of law, whether by the death or incapacity of the undersigned (if the undersigned is an individual), by the death or incapacity of any trustee or executor or the termination of any trust or estate (if the undersigned is a trust or an estate), or by the dissolution or liquidation of any corporation or partnership (if the undersigned is a corporation or partnership) or the occurrence of any other event. If any event referred to in the preceding sentence should occur before the delivery of the Common Stock to be sold by the undersigned under the Underwriting Agreement, certificates for such Common Stock shall, except as specifically provided in the Underwriting Agreement, be delivered by you on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement, and action taken by you pursuant to this Custody Agreement shall be as valid as if such event had not occurred, whether or not you or the Attorneys, or any one of them, shall have received notice of such event.

Until payment of the purchase price pursuant to the Underwriting Agreement has been made to the undersigned by or for the account of the Underwriters, the undersigned shall remain the owner of the Common Stock delivered to you hereunder and shall have the right to vote such Common Stock and all other Common Stock, if any, represented by the certificates deposited with you hereunder and to receive any and all dividends and distributions thereon.

You shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Custody Agreement given to you by the Attorneys, or any one of them; provided, however, that you shall not be entitled to act on any statement or notice to you with respect to a Closing Time under the Underwriting Agreement, or with respect to the termination of the Underwriting Agreement, or advising that the Underwriting Agreement shall not have been executed and delivered, unless such statement or notice shall have been confirmed in writing to you by FBR.

It is understood that you assume no responsibility or liability to any person other than to deal with the certificates deposited with you hereunder and to deliver to the undersigned a Form 1099 in accordance with the provisions of this Custody Agreement, and the undersigned agrees to indemnify and hold you harmless with respect to anything done by you in good faith in accordance with the foregoing instructions.

This Custody Agreement constitutes a representation and warranty by the undersigned that the undersigned has, and at each Closing Time will have (i) good and marketable title to the Common Stock to be sold on each such Closing Time pursuant to the Underwriting Agreement, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Underwriting Agreement, the Power of Attorney and this Custody Agreement), (ii) full legal right and power and all authorizations and approvals required by law to sell, transfer and deliver such Common Stock to the Underwriters under the Underwriting Agreement, and upon delivery of and payment for such Common Stock under the Underwriting Agreement, the undersigned will deliver good and marketable title thereto to the Underwriters, free and clear of any pledge, lien, encumbrance, security interest or other claim (other than any pledge, lien, encumbrance, security interest or other claim created by any of the Underwriters or against any of the Underwriters by any third party); and (iii) full legal right and power and all authorizations and approvals required by law to enter into this Custody Agreement, the Power of Attorney and the Underwriting Agreement and to carry out all the applicable terms and provisions hereof and thereof, and this Custody Agreement, the Power of Attorney and the Underwriting Agreement are, and at all times through each Closing Time will be, valid and binding obligations of the undersigned enforceable in accordance with its terms, except as such enforceability may be limited by (A) bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, liquidation or similar laws relating to or affecting the enforcement of creditors’ rights and remedies, (B) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including without limitation (i) the possible unavailability of specific performance, injunctive relief or any other equitable remedy and (ii) concepts of materiality, reasonableness, good faith and fair dealing, and (C) public policy.

All material information with respect to the undersigned contained in the Registration Statement (as defined in the Underwriting Agreement), the Prospectus (as defined in the Underwriting Agreement) and the Disclosure Package (as defined in the Underwriting Agreement) (as amended or supplemented, if the Company shall have filed with the Securities and Exchange Commission any amendment or supplement thereto) and made in reliance upon and in conformity with information furnished in writing by the undersigned to the Company expressly for use in the Registration Statement, the Prospectus and the Disclosure Package contains and will contain all statements of material fact required to be stated therein in accordance with the Securities Act of 1933, as amended, and the rules and regulations thereunder, and does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

If, at any time prior to the date on which the distribution of the Common Stock as contemplated in the Underwriting Agreement and in the Prospectus and the Disclosure Package has been completed, as determined by FBR, the undersigned has knowledge of the occurrence of any event as a result of which the Registration Statement, as then amended, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading or the Prospectus or the Disclosure Package, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the undersigned will promptly notify the Company, FBR and the Attorneys.

The undersigned has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of Common Stock being sold pursuant to the Underwriting Agreement.

The foregoing representations, warranties and agreements, are made for the benefit of, and may be relied upon by, the Attorneys, the Company, the Underwriters, the Custodian and the representative, agents and counsel of each of the foregoing.

This Custody Agreement shall be governed by, and construed in accordance with, the laws of the State of California, without regard to principles of conflicts of laws.

Please acknowledge your acceptance hereof as Custodian, and receipt of the certificates deposited with you hereunder, by executing and returning to the undersigned the enclosed copy hereof.

Dated:	Very truly yours,

CALIFORNIA COMMUNITY FINANCIAL INSTITUTIONS FUND LIMITED PARTNERSHIP

	By:	Belvedere Capital Partners LLC General Partner

By:
Name:
Title:

Maximum Number of Shares of Common Stock to be sold to the Underwriters:
Signature guaranteed by:
5,750,000 shares

Including: Maximum Number of Option Shares to be sold to Underwriters: 750,000 shares		(Note: The signature must be guaranteed by a bank or trust company, a broker dealer, municipal securities dealer or broker, government securities dealer or broker, a credit union, a national securities exchange, registered securities association or clearing agency, a savings institution that is a participant in a Securities Transfer Association recognized program, or a Medallion Signature Guarantor.)
Wells Fargo Bank, N.A.

By:
Name: Title:

SUBSTITUTE

Form W-9

Department of the

Treasury

Internal Revenue Service

Payer’s Request for Taxpayer Identification Number (“TIN”) and Certification

(Print Name)

(Street Address)

(City, State and Zip Code)

PART 1 – Tax Payer Identification Number – Please provide your TIN in the box at the right and certify by signing and dating below. If awaiting TIN, check box in Part 4 and certify by signing and dating below.	_______________________________________ Social Security Number Or _______________________________________ Employer Identification Number
PART 2 – Payees Exempt from Backup Withholding – Check the box if you are exempt from backup withholding. ☐

PART 3 – Certification - Under the penalties of perjury, I certify that:

(1)    the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),

(2)    I am not subject to backup withholding either because (i) I am exempt from backup withholding, (ii) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified me that I am no longer subject to backup withholding, and

(3)    I am a U.S. person (including a U.S. resident alien).

You must cross out item (iii) in Part (3) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the IRS that you are no longer subject to backup withholding.

Signature: ________________________ Date: __________

Part 4 TIN Applied For ☐

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 28% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE MERGER.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 4 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all payments made to me on account of the merger shall be retained until I provide a taxpayer identification number and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 28% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature______________________________________ Date__________________________

EXHIBIT B

FORM OF LOCK-UP LETTER

                            , 2006

Friedman, Billings, Ramsey & Company, Inc.

1001 19th Street North, 10th Floor

Arlington, Virginia 22209

Dear Sirs:

The undersigned understands that Friedman, Billings, Ramsey & Company, Inc. (the “Representative”) proposes to enter into an Underwriting Agreement (the “Underwriting Agreement”), as representative of several underwriters (the “Underwriters”), with Placer Sierra Bancshares, a California corporation (the “Company”), providing for the public offering (the “Public Offering”) by the Underwriters of shares of common stock of the Company (the “Common Stock”).

To induce the Underwriters to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of the Representative on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending on the 60-day anniversary of the date of the final prospectus relating to the Public Offering (the “Prospectus”), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for any shares of Common Stock (whether such shares or any such securities are now owned by the undersigned or are hereafter acquired), or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above it is to be settled by delivery of Common Stock or such other securities, in cash or otherwise; or (3) announce publicly an intention to do any of the same.

The foregoing restrictions shall not apply to (i) a bona fide gift or gifts, provided that the donee or donees agree to be bound in writing by the restrictions set forth herein, (ii) transfers to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) transfers to an affiliate or any equity holder (including but not limited to any limited partner) of the undersigned, provided that such affiliate or equity holder agrees to be bound in writing by the restrictions set forth herein, (iv) transfers of such shares or securities occurring by operation of law, such as rules of intestate succession or statutes governing the effect of a merger, provided that the transferee executes an agreement stating that the transferee is receiving and holding the shares subject to the provisions of this Lock-up letter, (v) any transfers of any shares of Common Stock to the Underwriters pursuant to the Underwriting Agreement, (vi) the exercise of options or warrants held by the undersigned to purchase shares of Common Stock or the conversion or exchange of any convertible or exchangeable securities held by the undersigned which are convertible or exchangeable into Common Stock, provided that all such shares of Common Stock acquired will be subject to the provisions of this Lock-up letter or (vii) any transactions in

B-1

the Common Stock effected by the undersigned with the prior written consent of the Representative on behalf of the Underwriters. For purposes of this Lock-Up letter, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned now has and, except as contemplated by clause (i), (ii), (iii), (iv) or (v) above, for the duration of the Lock-Up letter will have good and marketable title to the undersigned’s shares of Common Stock, free and clear of all liens, encumbrances, and claims whatsoever, except with respect to any liens, encumbrances and claims that were in existence on the date hereof. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of the undersigned’s common stock, except in compliance with this Lock-Up letter. In furtherance of the foregoing, the Company and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up letter.

Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to the Underwriting Agreement, the terms of which are subject to agreement between the Company and the Representative. The terms of this Lock-Up letter shall expire in the event that the Public Offering is not consummated on or before February 28, 2006.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up letter and that this Lock-Up letter constitutes the valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This Lock-Up letter shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by telecopier or facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

(Printed or Typed Name)

By:
Title:

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